LKCM

FUNDS

SUMMARY PROSPECTUS

May 1, 2019

LKCM Fixed Income Fund

(LKFIX)

Before you invest, you may want to review the LKCM Fixed Income Fund (the “Fund”) prospectus, which contains more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated May 1, 2019, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus, SAI, reports to shareholders, and other information about the Fund online at www.lkcmfunds.com. You can also get this information at no cost by calling 1-800-688-LKCM or by sending an e-mail request to info@lkcmfunds.com.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the LKCM Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the LKCM Funds (if you hold your Fund shares directly with the LKCM Funds) or from your financial intermediary, such as a broker-dealer or bank (if you hold your Fund shares through a financial intermediary). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your Fund shares directly with the LKCM Funds, you may elect to receive shareholder reports and other communications electronically from the LKCM Funds by calling 1-800-688-LKCM or, if you hold your Fund shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports on paper free of charge. If you hold your Fund shares directly with the LKCM Funds, you can inform the LKCM Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-688-LKCM or, if you hold your Fund shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the LKCM Funds you hold directly with LKCM Funds or all of the funds you hold through your financial intermediary, as applicable.

Investment Objective:  The Fund seeks current income.

Fees and Expenses of the Fund:  The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund does not impose any sales charges in connection with purchases and sales of Fund shares. However, you may be required to pay a commission to your financial intermediary on purchases and sales of Fund shares, which are not reflected in the tables or example below.

Shareholder Fees
(fees paid directly from your investment)
Redemption Fee (as a percentage of the amount redeemed on shares held for less than 30 days)	1.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.28%

Total Annual Fund Operating Expenses	0.78%
Fee Waiver and/or Expense Reimbursement(1)	-0.28%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.50%

(1)

Luther King Capital Management Corporation (“Adviser”), the Fund’s investment adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund through May 1, 2020 in order to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.50% per annum (excluding any interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds (“Acquired Fund Fees and Expenses”), and extraordinary expenses). The fee waiver and expense reimbursement agreement may be terminated or changed only with the consent of the Board of Trustees.

Example

The following example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the example reflects the fee waiver/expense reimbursement arrangement through May 1, 2020). Although your actual costs may be higher or lower, based on these assumptions, whether or not you redeem your shares, your costs would be as follows:

1 Year	3 Years	5 Years	10 Years
$51	$221	$406	$940

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategies:  The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of investment grade corporate and U.S. Government fixed income securities. The Fund’s investments in fixed income securities consist primarily of investment grade corporate fixed income securities and fixed income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund typically invests in fixed income securities with short- to intermediate-term maturities from one to ten years. Investment grade debt securities are considered to be those rated within the four highest rating categories assigned by a nationally recognized statistical rating organization, such as Moody’s Investors Services, Inc., Fitch Ratings, Inc., or S&P Global Ratings, or of equivalent quality as determined by the Adviser.

The Fund seeks to maintain an average effective maturity of its portfolio between three and ten years under normal market and economic conditions. The effective maturity of securities with sinking fund or other early redemption features will be estimated by the Adviser, based upon prevailing interest rate trends and the issuer’s financial position. The average effective maturity of the Fund’s portfolio may be less than three years if the Adviser believes a defensive posture is appropriate.

The Fund may invest in all types of domestic or U.S. dollar-denominated foreign fixed income securities in any proportion, including bonds, notes, convertible bonds, mortgage pass-through securities, government and government agency securities, variable and floating rate bonds, preferred stock and short-term obligations such as commercial paper and notes, and other financial obligations. In determining whether or not to invest in a particular debt security, the Adviser considers factors such as the price, coupon, yield to maturity, the credit quality of the issuer, the issuer’s cash flow and related coverage ratios, the property, if any, securing the obligation and the terms of the security, including subordination, default, sinking fund and early redemption provisions. If securities held by the Fund are downgraded below investment grade, the Adviser will consider whether to continue to hold the securities. From time to time, in pursuing its investment strategies, the Fund may hold a significant percentage of its investments in specific sectors of the economy.

Principal Risks:  The greatest risk of investing in the Fund is that you could lose money. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund also is subject to the following principal risks, which are described in alphabetical order and not in order of importance or potential risk or exposure:

•

Call Risk – During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

•

Convertible Debt Securities – The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The investment value of a convertible is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock. The conversion value will decrease as the price of the underlying common stock decreases. When conversion value is substantially below investment value, the convertible’s price tends to be influenced more by its yield, so changes in the price of the underlying common stock may not have as much of an impact. Conversely, the convertible’s price tends to be influenced more by the price of the underlying common stock when conversion value is comparable to or exceeds investment value. Convertible securities may be subject to market risk, credit risk and interest rate risk.

•

Credit Risk – If the Fund holds fixed income securities of a company that experiences financial problems, the securities will likely decline in value or the company may fail to make timely payments of interest or principal on the securities. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are downgraded below investment grade.

•

Cybersecurity Risk – The Fund and its service providers, as well as the ability of shareholders to transact with the Fund, may be negatively impacted due to operational risks arising from, among other things, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow unauthorized parties to gain access to Fund assets, shareholder data, or confidential or proprietary information, or cause the Fund or its service providers to suffer data corruption or lose operational functionality. It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Portfolio companies in which the Fund invests are also exposed to various risks related to cybersecurity incidents, and the value of the Fund’s investments in such portfolio companies could be adversely impacted in the event any such cybersecurity incidents occur.

•

Fixed Income Securities Risk – The Fund invests in fixed income securities and is therefore subject to the risk that the prices of, and the income generated by, fixed income securities held by the Fund may decline significantly and/or rapidly in response to adverse issuer, geopolitical, regulatory, general economic and market conditions, or other developments, such as regional or global economic instability (including terrorism and related geopolitical risks), interest rate fluctuations, and those events directly involving the issuers that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment.

•

Foreign Securities Risk – Non-U.S. investments carry potential risks not associated with domestic investments. Such risks include, but are not limited to: currency exchange rate fluctuations, political and financial instability, less liquidity and greater volatility of foreign investments, lack of uniform accounting, auditing and financing reporting standards, different government regulation and supervision of foreign banks, stock exchanges, brokers and listed companies, and delays in transaction settlement in some foreign markets. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depositary or their agents goes bankrupt.

•

Government-Sponsored Enterprises Risk – Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal Home Loan Bank, Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, Federal Farm Credit Banks, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. There is no assurance that the U.S. Government will provide financial support if these organizations do not have the funds to meet future payment obligations. They are also subject to market risk, credit risk and interest rate risk. In addition, mortgage pass-through securities issued by government-sponsored enterprises are subject to prepayment risk and extension risk, discussed below.

•

Inflation Risk – Higher actual or anticipated inflation may have an adverse effect on corporate profits or consumer spending or the financial markets overall and result in lower values for securities held by the Fund.

•

Interest Rate Risk – Market values of fixed income securities generally are inversely related to actual changes in interest rates, and the Fund’s fixed income securities holdings and net asset value may decline if interest rates rise. The Federal Reserve has raised the federal funds rate several times since December 2015 and may continue to increase rates in the future. Interest rates may increase, significantly or rapidly, which could result in significant losses to the Fund. A bond’s market value is affected significantly by changes in interest rates – generally, when interest rates rise, the bond’s market value declines and when interest rates decline, its market value rises. Generally, a bond with a longer maturity or duration will entail greater interest rate risk. Conversely, a bond with a shorter maturity or duration will generally entail less interest rate risk. A bond’s value may also be affected by changes in its credit rating or the issuer’s financial condition. An increase in interest rates can impact markets broadly as well.

•

Investment Risk – An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

•

Liquidity Risk – When there is little or no active trading market for specific types of securities, it can become more difficult to sell securities at or near their perceived value. During such periods, certain investments held by the Fund may be difficult to sell at favorable times or prices. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Fund’s performance. Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements.

•

Market Risk – Factors that affect markets in general, including geopolitical, regulatory, market and economic developments and other developments that impact specific economic sectors, industries and segments of the market, could adversely impact the Fund’s investments and lead to a decline in the value of your investment in the Fund. Turbulence in financial markets and reduced liquidity in credit, fixed income, or equity markets may negatively affect many issuers worldwide which could adversely affect the Fund. There is a risk that policy changes by the U.S. Government and/or Federal Reserve, including continued interest rate increases, also could cause increased volatility in financial markets and higher levels of shareholder redemptions, which could have a negative impact on the Fund. In addition, political events within the U.S. and abroad, such as a deterioration in trade relations or a government shutdown, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The details and impact of the United Kingdom’s departure from the European Union are not yet known, but could cause increased volatility and have a significant impact on world financial markets, economies, and other international trade agreements. Adverse market events may also lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.

•

Mortgage Pass-Through Securities – Investments in mortgage pass-through securities, including pass-through securities issued by a U.S. Government sponsored enterprise, are subject to fixed income securities risks which include, but are not limited to, interest rate risk and credit risk. Mortgage pass-through securities are also subject to prepayment risk, which is the risk that borrowers will prepay their mortgages and cause a decline in the Fund’s income and share price, and extension risk. Extension risk is the risk that mortgage payments will decline during times of rising interest rates and extend the duration of these securities, making them more sensitive to interest rate changes.

•

Preferred Stocks Risk – Preferred stocks are sensitive to movement in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders.

•

Sector Weighting Risk – The Fund may focus its investments in particular sectors of the economy. To the extent the Fund emphasizes investments in particular sectors of the economy, the Fund will be subject to a greater degree of risks particular to those sectors. Market conditions, interest rates, and economic, regulatory or financial developments could significantly affect securities in particular sectors. Depending on the weightings of the Fund’s investment in particular sectors, the Fund may have increased exposure to price movements of securities in those sectors.

•

Security Selection Risk – Securities selected by the Fund may not perform as anticipated due to a number of factors impacting the company that issued the securities or its particular industry or sector, such as poor operating or management performance, weak demand for the company’s products or services, the company’s failure to meet earnings or other operating performance expectations, financial leverage or credit deterioration, litigation or regulatory issues, or a decline in the value of the issuer’s business and assets.

•

U.S. Government Securities Risk – A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only by the applicable entity as to the timely payment of interest and principal when held to maturity. Notwithstanding that a security may be backed by the full faith and credit of the U.S. Government, circumstances could arise that would prevent the payment of interest or principal. Like all fixed income securities, U.S. Government fixed income securities are also subject to market risk, credit risk and interest rate risk.

•

Variable and Floating Rate Bond Risk – The interest rates payable on variable and floating rate bonds are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. The interest rate on a floating rate bond is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. Variable and floating rate bonds are subject to market risk, interest rate risk and credit risk.

Performance:  The bar chart and table that follow illustrate annual Fund returns for periods ended December 31. This information is intended to give you some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with an index that tracks the performance of fixed income securities and an index of funds with similar investment objectives. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.lkcmfunds.com or by calling the Fund toll-free at 1-800-688-LKCM.

Calendar Year Returns as of 12/31

During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best and Worst Quarterly Returns
4.03%	3rd quarter, 2009
-1.41%	2nd quarter, 2013

Average Annual Total Returns for Periods Ended December 31, 2018	1 Year	5 Years	10 Years
Return Before Taxes	0.26%	1.53%	3.35%
Return After Taxes on Distributions	-0.65%	0.56%	2.21%
Return After Taxes on Distributions and Sale of Fund Shares	0.15%	0.75%	2.18%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	0.88%	1.86%	2.90%
Lipper Short Intermediate Investment-Grade Debt Funds Index (reflects no deduction for taxes)	0.74%	1.62%	3.40%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. In addition, the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.

Investment Adviser:  Luther King Capital Management Corporation.

Portfolio Managers:

Name	Title	Experience with the Fund
Joan M. Maynard	Principal, Vice President and Portfolio Manager	Since Inception in 1997
Scot C. Hollmann, CFA, CIC	Principal, Vice President and Portfolio Manager	Since 2010
Mark L. Johnson, CFA, CIC	Principal, Vice President and Portfolio Manager	Since 2010

Purchase and Sale of Fund Shares:  Investors may purchase, exchange or redeem Fund shares by mail (LKCM Funds, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), or by telephone at 1-800-688-LKCM. Redemptions by telephone are only permitted upon previously receiving appropriate authorization. Transactions normally will only occur on days the New York Stock Exchange is scheduled to be open. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares. The minimum initial amount of investment in the Fund and exchanges into the Fund from another fund in the LKCM Funds is $2,000. Subsequent investments in the Fund for all types of accounts may be made with a minimum investment of $1,000.

Tax Information:  The Fund’s distributions are taxable to you and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case the withdrawal of your investment from the tax-deferred arrangement may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a financial adviser), the Fund and its related companies may pay the intermediary for the sale of Fund shares and/or other services. If made, these payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.